(graphic omitted)










                                Croft-Leominster
                                   Income Fund

                               SEMI-ANNUAL REPORT

                                October 31, 2001

                                (graphic omitted)


                                 1-800-746-3322

          This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

                          Croft-Leominster Income Fund

Letter to Shareholders


December 31, 2001



Dear Fellow Shareholders,

     From January 1, 2001 to December 31st, 2001, your Croft-Leominster Income Fund increased 8.9%*. The Fund's net current yield is approximately 7.37%, versus 5.17% for the 10-year treasury and 5.58% for the 30-year treasury.

     The last six months have seen some tumultuous events; the terrorist attacks of Sept. 11th, the dis-continuation of the 30-year Treasury bond as well as additional Federal Reserve rate cuts have created an unusual environment for bond investors. Following the most recent cut enacted on Dec 11th, the Federal Reserve has cut rates from 4.0% in June to only 1.75% currently, its lowest level in 40 years. We believe that the Fed is near the end of the current easing cycle and that the cuts will begin to bear fruit in the coming year.

     While current corporate bond yields are relatively low, we believe that the economy will recover in 2002, benefiting credit quality. Fed rate cuts have caused short term yields to fall sharply, yet they have had little effect on long-term rates; some investors fear that the rapid rate-cutting of the Federal Reserve along with additional federal government spending and lower tax rates will trigger a period of sustained inflation. Lower average energy and commodity prices have helped to counter this fear and we don't see inflation as a real risk factor. As noted in the annual report we have reduced our exposure to lower quality bond issues, and we believe that our decision was vindicated when a "flight to quality" pushed the fund to one if its better years.

     As of December 31st, 2001, the Income Fund has the following characteristics: weighted average yield to maturity of 8.0%, weighted average duration of 8.5 years and weighted average maturity of 16.1 years. We continue to manage credit risk through wide diversification. We hold 59 corporate bond issues, which are spread among 18 industries.

Thank you for your investment in the Croft-Leominster Income Fund.

         With kindest regards,

         Sincerely,



         Kent Croft





*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

                          CROFT-LEOMINSTER INCOME FUND

                                                         Schedule of Investments
                                                     October 31, 2001(Unaudited)

 Shares                                                             Market Value

 CLOSED END MUTUAL FUNDS  -  2.66%
 Taxable Bond Funds  -  2.66%
     6,200 Alliance World Dollar Govt II Fund                        $ 58,528
     4,500 Salamon Brothers World Wide Income Fund                     58,500
     9,600 Templeton Emerging Markets Income Fund                     104,640
                                                                      -------
                                                                      221,668

 Total Closed End Mutual Funds (Cost $230,119)                      $ 221,668
                                                                    =========

 Preferred Stocks  -  1.21%
     2,820 Conseco Financing Trust, 8.70%, 9/30/28                     28,623
     2,100 Foster Wheeler Trust, 9.00%, 1/15/29                        36,960
     1,400 Oxy Capital Trust, 8.16%, 1/20/39                           35,000
                                                                       ------
                                                                      100,583

 Total Preferred Stocks (Cost $158,000)                             $ 100,583
                                                                   ==========

 CORPORATE BONDS AND NOTES
 Autos & Automotive Products  -  2.28%
   100,000 Daimler Chrysler NA, 8.50% 1/18/31                       $ 105,427
    70,000 Ford Motor Company Debendatures, 8.90%, 2/15/32             85,050
                                                                       ------
                                                                      190,477
 Cable TV & Cellular Telephone  -  4.74%
   185,000 CF Cable TV Inc. Senior Secured Notes, 9.125%, 7/15/07     196,100
   100,000 Tele-Communications, Inc. Notes, 7.875%, 8/1/13            112,000
    80,000 Tele-Communications, Inc. Senior Debentures, 8.75%,        87,0363
                                                                       ------
                                                                      395,136
 Chemicals  -  4.25%
    65,000 Arco Chemical Co. Debentures, 10.25%, 11/1/10               82,550
   105,000 Arco Chemical Co. Debentures, 9.80%, 2/1/20                 89,681
    75,000 Agrium, Inc. Debentures (Yankee), 7.80%, 2/1/27             63,712
    60,000 Millennium American Senior Unsecured Debentures,
              7.625%, 11/15/26                                         59,625
    55,000 Praxair Inc. Debentures, 8.70%, 7/15/22                     59,262
                                                                       ------
                                                                      354,830

 Containers & Paper  -  11.71%
   150,000 Abitibi-Consolidated Debentures, 7.40%, 4/1/18             149,970
   175,000 Champion International, Debentures, 7.63%, 9/1/23          176,955
    46,000 Georgia-Pacific Corp. Debentures,  9.125%, 7/1/21           48,358
   380,000 Georgia-Pacific Corp. Debentures,  9.625%, 3/15/22         397,351
   200,000 Georgia-Pacific Corp. Debentures,  9.875%, 11/1/21         204,044
                                                                      -------
                                                                      976,678

 Electric & Gas Utilities  -  3.44%
    40,000 Houston Lighting & Power, 1st Mortgage, 8.75%, 3/1/22       42,218
    70,000 Monongahela Power, 1st Mortgage, 8.625%, 11/1/21            72,450
   115,000 Old Dominion Electric, 1st Mortgage, 8.76, 12/1/22         120,255
    50,000 Portland General Electric, 1st Mortgage, 7.75% 4/15/23      51,836
                                                                       ------
                                                                      286,759
 Energy and Energy Services  -  7.72%
    65,000 Global Marine, Inc., Notes, 7.00%, 6/1/28                 $ 64,135
    50,000 Magnum Hunter Res., Senior Notes, 10.00% 6/1/07             48,717
   135,000 Mariner Energy Corp., 10.5%, 8/1/06                        128,588
   100,000 Mobil Corp. Debentures, 8.00%, 8/12/32                     108,576
   240,000 Occidental Petroleum, Debentures, 7.20%, 4/1/28            242,465
    50,000 YPF Sociedad Anonima, Notes, 8.00%, 2/15/04                 51,330
                                                                       ------
                                                                      643,811
 Environmental Service/Pollution Control  -  0.66%
    50,000 Waste Management, Inc. Debentures, 7.65%, 3/15/11           54,653
                                                                       ------

 Financial Services -  5.90%
   100,000 Ace Capital Trust II, 9.70%, 4/1/30                         99,980
    95,000 Aetna, Inc. 7.25%, 8/15/23                                 100,243
    60,000 Cigna Corp. Debentures, 7.875%, 5/15/27                     66,117
   105,000 Lincoln National Corp. Debentures, 9.125%, 10/1/24         120,603
    85,000 Nationwide Mutual Insurance Notes, 7.50%, 2/15/24           78,906
    20,000 Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27     26,083
                                                                       ------
                                                                      491,932
 Food and Drug Producers  -  0.88%
    80,000 Borden, Inc. Sinking Fund Debentures, 9.25%, 6/15/19        39,267
    35,000 Tyson Food, Inc. Notes, 7.00%, 01/15/28                     33,753
                                                                       ------
                                                                       73,020

 Gas & Gas Transmission  -  1.19%
   100,000 KN Energy, Inc. Debentures , 7.25%, 3/1/28                  98,997
                                                                       ------

 Hotels & Motels  -  1.27%
   115,000 Starwood Hotels & Restaurants, Debentures ,
              7.75%, 11/15/25                                         105,800
                                                                      -------

 Industrial Goods  -  10.98%
    75,000 Cummins Engine Company, Inc. Debentures (Puts),
              6.75%, 2/15/27                                           71,667
    50,000 Terex Corp. Company Guarantee, 8.875%, 4/1/08               47,871
    50,000 Tyco International Group, SA Company Guarantee,
              6.875%, 1/15/29                                          49,990
   670,000 Westinghouse Electric Corp. Debentures, 7.875%, 9/1/23     746,226
                                                                      -------
                                                                      915,754
 Media & Entertainment  -  8.25%
   200,000 CBS, Inc. Senior Debentures, 8.875%, 6/1/22                214,330
   345,000 Time Warner Entertainment Senior Debentures,
              8.375%, 2/1/23                                          422,342
    45,000 Time Warner Entertainment Senior Debentures,
              8.375%, 3/15/23                                         51,1603
                                                                       ------
                                                                      687,832
 Metals & Mining  -  3.60%
   180,000 Alcan Aluminum Ltd., 8.88%, 1/15/22                        189,900
   100,000 Phelps Dodge, 9.5%, 6/1/31                                 110,534
                                                                      -------
                                                                      300,434

 Miscellaneous Consumer Goods & Services  -  1.98%
    10,000 Eastman Kodak Co. Notes, 9.375%, 3/15/03                    10,797
    50,000 Proctor & Gamble Co. Debentures, 7.375%, 3/1/23             53,135
   100,000 Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17         101,041
                                                                      -------
                                                                      164,973
 Multiline Insurance  -  1.50%
   123,000 Lion Connecticut Holdings, 8.00%, 1/15/17                $ 125,460
                                                                    ---------

 Retail Stores  -  0.63%
    55,000 Albertson's, Inc. Notes, 6.520%, 4/10/28                    52,165
                                                                       ------

 Technology  -  1.29%
    60,000 Arrow Electronics, Inc., 7.50%, 1/15/27                     51,899
    50,000 Lockheed Martin Corp. Company Guarantee, 7.65%, 5/1/16      55,984
                                                                ------
                                                                      107,883
 Media & Entertainment  -  5.57%
    50,000 BellSouth Telecommunications, Debentures,
              7.875%, 8/1/32                                           53,376
   125,000 GTE Corp. Debentures, 8.75%, 11/1/21                       152,130
   115,000 Motorola, Inc. 6.5%, 11/15/28                               98,209
    15,364 Nynex Corp. Amortized Debentures, 9.55%, 5/1/10             17,824
   135,000 US West Communications Group Senior Notes,
              10.875%, 10/1/09                                        142,852
                                                                      -------
                                                                      464,391

 Total Corporate Bonds and Notes (Cost $6,224,364)                 $6,490,985
                                                                   ==========

 CASH AND EQUIVALENTS

 Short Term Investments  -  16.13%
 1,345,149 Firstar U.S. Money Market Fund, 4.05%,
             (Cost $1,345,149)                                      1,345,149
                                                                    ---------

TOTAL INVESTMENTS   97.82%                                          8,158,385


OTHER ASSETS LESS LIABILITIES -  2.18%                                181,824
                                                                      -------

NET ASSETS  - 100.00%                                              $8,340,209
                                                                   ==========

                          CROFT-LEOMINSTER INCOME FUND
                                          Statement of Assets and Liabilities
                                                 October 31, 2001 (Unaudited)



Assets:
     Investment Securities at Market Value                        $ 8,158,385
          (Identified Cost  $7,864,249)
     Cash                                                                   -
     Receivables:
          Dividends and Interest                                      146,611
          Due from Advisor                                             45,397
          Securities Sold                                                   -
                                                                    ---------
               Total Assets                                         8,350,393
                                                                    ---------
Liabilities:
     Accrued Expenses                                                  89,732
                                                                       ------
               Total Liabilities                                       89,732
                                                                       ------
Net Assets                                                        $ 8,260,661
                                                                  ===========

Net Assets Consist of:
     Capital Paid In                                              $ 8,940,186
     Unrealized Net Investment Income (Loss)                         (27,141)
     Accumulated Realized Gain (Loss) on Investments - Net          (946,520)
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net               294,136
                                                                      -------
Net Assets for  Shares Outstanding                                $ 8,260,661
                                                                  ===========

Per Share Net Asset Value and Redemption Price                         $ 9.58
           ($8,260,661/861,936 shares)

                          CROFT-LEOMINSTER INCOME FUND
                                                         Statement of Operations
                                                                     (Unaudited)

                                                                        5/1/2001
                                                                              to
                                                                      10/31/2001
Investment Income:
     Dividends                                                          $ 19,760
     Interest                                                            282,837
                                                                         -------
          Total Investment Income                                        302,597
Expenses:
    Advisory fees (Note 3)                                                31,875
    Legal fees                                                             9,129
    Registration fees                                                      6,704
    Transfer agent fees                                                    5,765
    Audit fees                                                             5,636
    Printing expense                                                       5,057
    Administratrion fees                                                   4,280
    Insurance expense                                                      3,397
    Custody fees                                                           2,561
    Other                                                                  1,711
                                                                         -------
          Total Expenses                                                  76,115
                                                                         -------

           Less: Advisory fees waived (Note 3)                          (31,875)
                                                                         -------
           Net Expenses                                                   44,240
                                                                         -------

Net Investment Income                                                    258,357
                                                                         -------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                               (124,766)
     Unrealized Appreciation (Depreciation) on Investments               459,455
                                                                         -------
Net Realized and Unrealized Gain (Loss) on Investments                   334,689
                                                                         -------

Net Increase (Decrease) in Net Assets from Operations                  $ 593,046
                                                                       =========

                          CROFT-LEOMINSTER INCOME FUND
                                              Statement of Changes in Net Assets
                                                                     (Unaudited)
                                                         Six Months    Year
                                                           ended      ended
                                                          10/31/01   4/30/01
Operations:
     Net investment income (loss)                        $ 258,357  $ 609,783
     Net realized gain (loss)on investment transactions   (124,766)  (632,960)
     Net unrealized appreciation(depreciation) on
        investments                                        459,455    437,807
     Net increase (decrease) in net assets resulting
        from operations                                    593,046    414,630
Dividends and Distributions to Shareholders From:
     Net investment income (loss)                         (302,867)  (599,690)
                                                          --------   --------
     Net Decrease from Distributions                      (302,867)  (599,690)
Capital Share Transactions:
     Net capital share transactions (Note 4)               291,480   (292,912)
                                                          --------   --------
Net Increase from Shareholder Activity                     291,480   (292,912)

Net Assets:
Net increase (decrease)  in net assets                     581,659   (477,972)
Beginning of year                                        7,679,002  8,156,974
                                                          --------   --------
End of year ( including accumulated undistributed
     net investment loss of  $27,141)                  $ 8,260,661 $7,679,002
                                                       ======================

Share Transactions:
     Shares sold                                            29,882     57,419
     Shares issued on reinvestment of dividends             24,043     49,531
     Shares redeemed                                       (23,249)  (140,236)
                                                          --------  ---------
Net increase (decrease) in shares                           30,676    (33,286)
Outstanding at beginning of period                         831,260    864,546
                                                          --------  ---------
Outstanding at end of period                               861,936    831,260
                                                          ========   ========

Note 1. Organization

The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management Company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. The Croft-Leominster Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.


Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price. Investments for which have no sale is reported are valued at the last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the advisor believes such prices accurately reflect their fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale and bid prices. Short term investment in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost doesn't reflect the securities' fair value, in which case the securities will be valued at their fair value as determined by the Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year's net realized gains.

Other: The Fund follows industry practice and records security transaction on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Advisor guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the year ended April 30, 2001, the Advisor waived its entire advisory fee amounting to $31,875.



Pursuant to a plan of  Distribution,  the Fund pays a distribution  fee of up to
 .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered of expenses incurred in connection with distribution assistance. The Croft Funds Corporation elected to waive the 12B-1 fee for the Fund on August 23, 1995. The 12B-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12B-1 fee at any time in its sole discretion.



Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.





Note 4. Capital Share Transactions At April 30, 2001, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $8,940,186 for the Fund.

                                    Six Months           For the year
                               --------------------         Ended
                                      Ended             April 30, 2001
                                 October 31, 2001

                             Shares       Amount      Shares       Amount


Shares sold                  29,882     $283,935      57,419     $537,825
Shares issued in             24,043      228,454      49,531      455,028
reinvestment of dividends
Shares redeemed             (23,249)    (220,909)   (140,236)  (1,285,765)
                            --------    ---------   ---------  -----------
Net increase (decrease)      30,676     $291,480     (33,286)   $(292,912)
                            --------    ---------   ---------  -----------


Note 5. Investment Transactions
Purchases and sales, excluding short-term securities, for the six months ended October 31, 2001, aggregated $103,743 and $579,006 respectively, for the Fund.

Note 6. Distributions to Shareholders
The Fund makes dividend distributions quarterly. During the six months ended October 31, 2001, distributions of $0.36 aggregating $599,690 were declared from net investment income.

Note 7. Carryovers
At October 31, 2001, The Fund had unused capital loss carryforwards available to offset future gains, if any, for Federal income tax purposes. If unused, $141,295 expires in 2008 and $632,960 in 2009.

                          CROFT-LEOMINSTER INCOME FUND
                                                                     Financial Highlights
                                                             October 31, 2001 (Unaudited)
                             Selected data for a share outstanding throughout the period.

                                        Six Months     Year      Year     Year      Year
                                             Ended    Ended     Ended    Ended     Ended
                                          10/31/01  4/30/01   4/30/00  4/30/99   4/30/98

Net Asset Value at Beginning of Period        9.24   $ 9.43   $ 10.47  $ 10.95   $ 10.40
Net Investment Income                         0.35     0.72      0.76     0.77      0.81
Net Gains or Losses on Securities
     (Realized and Unrealized)                0.35    (0.20)    (1.02)   (0.46)     0.65
                                          -------- --------  --------  --------  -------
                                          -------- --------  --------  --------  -------
Total from Investment Operations              0.70     0.52     (0.26)     0.31     1.46
                                          -------- --------  --------  --------  -------

Dividends (From Net Investment Income)       (0.36)   (0.71)    (0.78)    (0.76)   (0.78)
Distributions (From Capital Gains)            0.00     0.00      0.00     (0.03)   (0.13)
                                          -------- --------  --------  --------  -------
                                          -------- --------  --------  --------  -------
     Total Distributions                     (0.36)   (0.71)    (0.78)    (0.79)   (0.91)
                                          -------- --------  --------  --------  -------

Net Asset Value at  End of Period           $ 9.58   $ 9.24    $ 9.43   $ 10.47  $ 10.95
                                           ======== ========  ======== ========  =======

Total Return                                  1.70%    5.78%    (2.40)%    2.91%   14.36%

Ratios/Supplemental Data:
      Net Assets at End of Period
      (Thousands)                           $5,149   $7,679    $8,157   $10,121   $9,890
Ratio of Expenses to Average
      Net Assets before reimbursement**       1.89%    1.91%     1.79%     1.78%    1.59%
Ratio of Expenses to Average
      Net Assets after reimbursement**        1.10%    1.10%     1.10%     1.10%    1.10%
Ratio of Net Investment Income to Average
      Net Assets before reimbursement**       5.63%    6.92%     6.97%     6.47%    6.90%
Ratio of Net Investment Income to Average
      Net Assets after reimbursement**        6.42%    7.73%     7.66%     7.15%    7.38%
Portfolio Turnover Rate **                    2.78%   12.33%     5.87%    13.45%   15.62%


** Annualized

                               (GRAPHIC OMITTED)


                                Croft-Leominster
                                   Value Fund

                               SEMI-ANNUAL REPORT

                                October 31, 2001

                               (GRAPHIC OMITTED)






                                 1-800-746-3322

           This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective
                                   prospectus.

                                                             December 31st, 2001


Dear Shareholder,

     From January 1, 2001 to December 31, 2001, your Value Fund returned -1.5%.* Over the same period the S&P 500 returned -11.9% and the NASDAQ returned -21.1%. Over the last three years your Value fund has returned 25.9% compared to -3.1% for the S&P, and -11.1% for the NASDAQ.

     2001 has been a difficult year for investors; political and international turmoil coupled with a slowing global economy hurt performance for investors across the board. According to the National Bureau of Economic Research the United Sates officially entered into a recession in March of this year and the already poor economic situation was further exacerbated by the terrorist attacks in New York and Washington. More recent events such as the spectacular fall of energy giant Enron, the continued slide of technology stocks, and the escalation of tensions in the Middle East have continued to worry investors. However, the Croft-Leominster Value Fund weathered these and other events fairly well.

         The Value Fund has the following characteristics:
                                    Croft-Leominster Value Fund       S&P 500
                                    ---------------------------       -------

P/E Ratio - 2002 estimated                    14.8x                    22.7x

Projected Earnings Growth                     11.0%                     9.0%

Current Yield (Total Portfolio)                1.3%                     1.3%

     With heavy emphasis on low relative valuation metrics such as cash flow, future earnings, and book value we seek to make the Value Fund more secure, less volatile, and better prepared than most funds to endure and appreciate in the coming years.

     The Value Fund is designed from the bottom up with the intent to deliver superior results through careful individual stock picking.

     During the past three years the economy has seen some rapid, and for the unprepared, disastrous changes. "Irrational exuberance", the conventional wisdom that until only recently guided investors' decisions, proved fleeting and has given way to a more rational market valuation. The Value Fund has always and will continue to maintain a portfolio founded on sound, rational metrics rather than simply following the herd.

     We thank you for investing with us.

               With kindest regards,


               Sincerely,
               Kent Croft


*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value. The Standard and Poor's 500 (S&P 500) is an unmanaged index that is widely recognized indicator of the overall market.

Comments about the Value Fund Portfolio and the S&P 500 are as of 12/31/01.

                           CROFT-LEOMINSTER VALUE FUND

                                                         Schedule of Investments
                                                     October 31, 2001(Unaudited)

 Shares                                                   Market Value

 COMMON STOCK  -  87.91%

 Banks, Savings & Loans and Brokers -  5.59%
    1,500 Bank of America                                     $ 88,485
    1,100 Bank United Corp.*                                        88
    1,900 First Union Corp.                                     54,340
    4,809 Washington Mutual, Inc.                              145,184
                                                            ----------
                                                               288,097
 Biotechnology & Drugs -  0.69%
      555 Amerisource Bergen Corp.                              35,276
                                                            ----------

 Brazil  -  0.15%
   18,000 Brazilian Investment Trust PLC *                       7,740
                                                            ----------

 Building and Construction  -  1.19%
    1,600 Stanley Works                                         61,312
                                                            ----------

 Capital Equipment  -  8.17%
    1,400 Eaton Corp.                                           91,616
      800 FMC Corp.*                                            37,968
    3,500 Global Power Equipment Group*                         52,465
    4,758 Honeywell International, Inc.                        140,599
    1,239 PACCAR, Inc.                                          65,444
    2,000 Terex Corp.*                                          32,420
                                                            ----------
                                                               420,512
 Chemicals -  4.41%
    1,800 Dow Chemical Company                                  59,850
      578 Minnesota Mining & Manufacturing Co.                  60,331
    7,200 Polyone Corp.                                         61,560
      600 Praxair, Inc.                                         28,308
    1,400 Solutia, Inc.                                         16,800
                                                            ----------
                                                               226,849
 Conglomerates  -  0.63%
    1,016 Philips Electronics                                   22,910
    1,000 Rayetheon Co.                                         32,250
                                                            ----------
                                                                55,160

Consumer Cyclicals  -  2.53%
    4,500 Ford Motor Co.                                        72,225
    2,800 Reebok International Ltd.*                            58,128
                                                            ----------
                                                               130,353
 Consumer Nondurables  -  0.57%
      400 Proctor & Gamble Co.                                  29,512
                                                            ----------

 Consumer Services  -  1.61%
    1,500 Bergen Brunswig Corp. Class A                         35,145
                                                            ----------
    2,458 Viad Corp.                                            47,931
                                                            ----------
                                                                83,076
 Containers & Paper  -  1.08%
    1,500 Packaging Corp. of America*                           26,550
    1,800 Pactiv Corp.*                                         29,160
                                                            ----------
                                                                55,710
 Financial Services  -  1.12%
    1,400 Capital One Financial Corp.                           57,834
    4,100 Citigroup, Inc.                                      186,632
      600 PartnerRe LTD.                                        27,900
    2,600 Stillwell Financial, Inc.                             82,451
                                                            ----------
                                                               354,817
 Health Care -  1.13%
      800 Becton Dickinson & Co.                                28,640
      800 McKesson HBOC, Inc.                                   29,592
                                                            ----------
                                                                58,232
 Hotels and Motels  -  1.11%
    2,600 Starwood Hotels & Resorts, Inc.                       57,304
                                                            ----------

 Energy  -  1.78%
    1,414 Fording, Inc.                                         21,634
    2,530 Panacadian Energy Corp.                               70,081
                                                            ----------
                                                                91,715
 Insurance -  2.88%
    4,200 ACE Ltd.                                             148,050
    1,900 Hartford Financial Services Group, Inc.              102,600
    2,443 Lincoln National Corp.                               103,461
                                                            ----------
                                                               354,111

 Materials  -  0.56%
    1,100  Engelhard Corp. B                                    28,798
                                                            ----------

 Media & Entertainment -  4.90%
    1,182 Clear Channel Communications, Inc.*                   45,058
      800 Fox Entertainment Group, Inc.*                        17,608
    5,199 Viacom, Inc. Cl-B*                                   189,815
                                                            ----------
                                                               252,481
 Multi-Industry -  10.42%
    3,412 SPX Corp.*                                           339,835
    4,000 Tyco International Ltd.                              196,560
                                                            ----------
                                                               536,395
 Paper & Paper Products -  4.87%
    6,000 Abitibi Consolidated Inc.                             36,840
    3,000 Boise Cascade Corp.                                   85,680
    8,661 Smurfit-Stone Container Corp.*                       128,269
                                                            ----------
                                                               250,789
 Pharmaceutical  -  8.14%
    1,700 American Home Products Corp.                          94,911
      680 Amgen, Inc.                                           38,638
      600 Johnson & Johnson                                     34,746
    1,100 Pfizer, Inc.                                          46,090
    3,200 Schering-Plough Corp.                                118,976
    1,800 Watson Pharmaceutical, Inc.*                          85,824
                                                            ----------
                                                               419,185
 Retail  -  6.23%
    4,600 Lowes Companies, Inc.                                156,860
    2,300 Kroger Co.*                                           56,258
    2,200 Radioshack Corp.                                      54,978
    1,700 Target Corp.                                          52,955
                                                            ----------
                                                               321,051

 Technology - 3.45%
    1,650 Axcelis Technologies*                                 21,632
    1,400 Aol Time Warner, Inc.                                 43,694
      698 Flextronics International Ltd.*                       13,890
      200 International Business Machines Corp.                 21,614
      500 Millipore Corp.                                       26,150
    1,900 Storage Technology Corp.*                             35,663
      500 Varian Semiconductor Equipment Associates, Inc.*      15,020
                                                            ----------
                                                               177,663
 Transportation -  1.71%
    2,750 Canadian Pacific Ltd.                                 46,365
    3,025 CP Ships Ltd.*                                        29,070
    1,025 Kansas City Southern Industries, Inc.*                12,813
                                                            ----------
                                                                88,248
 Utilities  -  2.45%
    3,200  CMS Energy Corp.                                     68,832
    3,200  Niagara Mohawk Holdings, Inc.*                       57,344
                                                            ----------
                                                               126,176
 Closed-End Mutual Funds  -  0.12%
      700 The India Fund, Inc.                                   6,020
    1,186 Jardine Fleming India Fund*                            7,650
      350 Morgan Stanley India Investment Fund                   2,692
                                                            ----------
                                                                16,362

 TOTAL FOR COMMON STOCK  87.91%                              4,526,924
                                                            ==========

 Money Market Funds -  11.90%
  612,887 Firstar U.S.Treasury Money Market Fund  2.01%        612,887
                                                            ----------

TOTAL INVESTMENTS   99.81%                                   5,139,811
          (Identified Cost  $4,436,880)

OTHER ASSETS LESS LIABILITIES -  0.19%                           9,680
                                                            ----------

NET ASSETS  - 100.00%                                       $5,149,491
                                                            ==========

                           CROFT-LEOMINSTER VALUE FUND
                                             Statement of Assets and Liabilities
                                                    October 31, 2001 (Unaudited)



Assets:
     Investment Securities at Market Value                        5,139,811
          (Identified Cost  $4,436,880)
     Cash                                                             4,474
     Receivables:
          Dividends and Interest                                      4,674
          Due from Advisor                                           41,870
          Securities Sold                                            30,440
                                                                -----------
               Total Assets                                       5,221,269
                                                                -----------
Liabilities:
     Accrued Expenses                                                40,548
          Securities Purchased                                       29,020
          Shareholder Redemptions                                     2,210
                                                                -----------
               Total Liabilities                                     71,778
                                                                -----------
Net Assets                                                      $ 5,149,491
                                                                ===========

Net Assets Consist of:
     Capital Paid In                                            $ 4,458,813
     Unrealized Net Investment Income                                10,451
     Accumulated Realized Gain (Loss) on Investments - Net          (22,704)
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net             702,931
                                                                -----------
Net Assets for 318,819 Shares Outstanding                        $5,149,491
                                                                ===========

Per Share Net Asset Value and Redemption Price                        16.15
           ($5,149,491/318,819 shares)

                           CROFT-LEOMINSTER VALUE FUND
                                                         Statement of Operations
                                                                     (Unaudited)

                                                                      11/1/2000
                                                                         to
                                                                     10/31/2001
Investment Income:
     Dividends                                                         $ 40,526
     Interest                                                             1,617
                                                                      ---------
     Other                                                                   79
          Total Investment Income                                        42,222
Expenses:
     Advisory fees (Note 3)                                              28,214
                                                                      ---------
     Administration fees                                                  4,934
     Legal fees                                                           4,598
                                                                      ---------
     Audit fees                                                          10,166
     Transfer agent fees                                                  5,765
     Registration fees                                                    2,520
     Insurance expense                                                    3,074
                                                                      ---------
     Printing and postage expense                                         3,711
                                                                      ---------
     Custody fees                                                         2,561
     Directors fee                                                        $ 341
                                                                      =========
     Other fees                                                           3,100
          Total Expenses                                                 68,984
          Less:
         Advisory fee waiver (Note 3)                                   (28,214)
         Expenses reimbursed (Note 3)                                        -
         Net Expenses                                                    40,770
                                                                      ---------
Net Investment Income                                                     1,452
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (94,001)
     Unrealized Appreciation (Depreciation) on Investments             (648,448)
                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments                 (742,449)
                                                                      ----------

Net Increase (Decrease) in Net Assets from Operations                $ (740,997)
                                                                     ===========

                           CROFT-LEOMINSTER VALUE FUND
                                  STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                               For the six months  For the year
                                                     ended            ended
                                                October 31, 2001  April 30, 2001
Operations:
     Net investment income (loss)                     1,452          $ 14,704
     Net realized gain (loss) on investment
       transactions                                 (94,001)           82,631
     Net unrealized appreciation (depreciation)
       on investments                              (648,448)          511,878
                                               -------------      -----------
     Net increase (decrease) in net assets
       resulting from operations                   (740,997)          609,213


Dividends and Distributions to Shareholders From:
     Net investment income (loss)                         0            (5,705)
                                               ------------       ------------
     Net Decrease from Distributions                      0            (5,705)


Capital Share Transactions:
     Net capital share transactions (Note 4)        452,659           (29,876)
                                               ------------       ------------
Net Increase from Shareholder Activity              452,659           (29,876)

Net Assets:
Net increase (decrease)  in net assets             (288,338)          573,632
Beginning of year                                 5,437,829         4,864,197
                                               ------------       -----------
End of year ( including accumulated
undistributed net investment income
of  $10,451)                                    $ 5,149,491       $ 5,437,829
                                               ============       ===========

Share Transactions:
     Shares sold                                     32,383            28,418
     Shares issued on reinvestment of dividends           0               295
     Shares redeemed                                 (5,339)          (30,560)
                                               ------------       -----------
Net increase (decrease) in shares                    27,044            (1,847)
Outstanding at beginning of period                  291,775           293,622
                                               ------------       -----------
Outstanding at end of period                        318,819           291,775
                                               ============       ===========

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001




Note 1. Organization
The Croft-Leominster Value Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management Company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Income Fund. The Fund's investment objective is to seek growth of Capital. It invests primarily (under normal market conditions, at least 65% of its total assets in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price. Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund's Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates
The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services the Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the fund's average daily net asset value. Until December 31, 2001, the Advisor guarantees that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed an annual rate of 1.50% of the Fund's average net assets. For the six months ended October 31, 2001, the Advisor waived its entire advisory fee amounting to $28,214.

Pursuant to a plan of  Distribution,  the Fund pays a distribution  fee of up to
 .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered of expenses incurred in connection with distribution assistance. The Corporation elected to waive the 12B-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions
At October 31, 2001, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,458,813 for the Fund.



                                For the six months            For the year
                                      Ended                      Ended
                                 October 31, 2001            April 30, 2001

                                Shares        Amount      Shares        Amount
Shares sold                     32,383       $550,938     28,418       $512,053
Shares issued in reinvestment
of dividends                         0              0        295          5,474
Shares redeemed                 (5,339)       (98,279)   (30,560)      (547,403)
                                -------       --------   --------      ---------
Net increase (decrease)         27,044       $452,659     (1,847)      $(29,876)
                                ------       --------     -------      ---------


Note 5. Investment Transactions
During the six months ended October 31, 2001, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $1,390,527 and $948,880 respectively.

Note 6. Distributions to Shareholders
On December 29, 2001, the Fund paid a dividend of $0.02 per share to its shareholders.


                           CROFT-LEOMINSTER VALUE FUND
                                                                 Financial Highlights
                                                         October 31, 2001 (Unaudited)
                         Selected data for a share outstanding throughout the period.

                              Six Months       Year       Year       Year       Year
                                   Ended      Ended      Ended      Ended      Ended
                                10/31/01    4/30/01    4/30/00    4/30/99    4/30/98

Net Asset Value at
        Beginning of Period      $ 18.64    $ 16.57    $ 16.65    $ 17.03    $ 13.32
Net Investment Income               0.00       0.05      (0.08)     (0.04)      0.00
Net Gains or Losses on
        Securities (Realized
        and Unrealized)            (2.49)      2.04       0.00      (0.10)      5.49
                                 --------   --------   --------   --------   --------
     Total from Investment
      Operations                   (2.49)      2.09      (0.08)     (0.14)      5.49
                                 --------   --------   --------   --------   --------

Dividends (From Net
        Investment Income)          0.00      (0.02)      0.00       0.00       0.00
Distributions
        (From Capital Gains)        0.00       0.00       0.00      (0.24)     (1.78)
                                 --------   --------   --------   --------   --------
          Total Distributions       0.00      (0.02)      0.00      (0.24)     (1.78)
                                 --------   --------   --------   --------   --------

Net Asset Value at
         End of Period           $ 16.15    $ 18.64    $ 16.57    $ 16.65    $ 17.03
                                 ========   ========   ========   ========   ========

Total Return                       -5.89%     12.61%    (0.48)%    (0.63)%     43.14%

Ratios/Supplemental Data:
Net Assets at End of
        Period (Thousands)       $ 5,149    $ 5,438    $ 4,864    $ 4,899    $ 5,263
Ratio of Expenses to Average
 Net Assets before
 reimbursement**                   1.21 %     2.46 %     2.47 %     2.59 %     2.75 %
Ratio of Net Investment Income
 to Average Net Assets before
 reimbursement**                   0.20 %     1.44 %     1.50 %     1.50 %     1.50 %
Ratio of Expenses to Average
 Net Assets after
 reimbursement**                   1.21 %    (0.74)%    (1.01)%    (1.37)%    (1.25)%
Ratio of Net Investment Income
 to Average Net Assets after
 reimbursement**                   0.20 %     0.28 %    (0.49)%    (0.29)%     0.00 %
Portfolio Turnover Rate **        51.47 %    54.57 %    55.66 %    89.33 %    80.98 %



 * Commencement of Operations
** Annualized